Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of East West Bancorp, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Tolda, Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(a)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2008

/s/ THOMAS J. TOLDA
Thomas J. Tolda
Executive Vice President &
Chief Financial Officer